SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 28, 2003

                             Chesapeake Funding LLC
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             (Exact name of registrant as specified in its charter)

       Delaware                    333-40708                  51-0391968
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   (State or Other        (Commission File Number)       (I.R.S. Employer
   Jurisdiction of                                     Identification Number)
   Incorporation)

              307 International Circle, Hunt Valley, Maryland 21030
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               (Address of principal executive offices) (zip code)

                                 (410) 771-1900
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On May 12, 2003, Standard & Poor's Rating Services ("S&P") announced that it was putting the ratings of fourteen separate vehicle lease backed note transactions of eight separate issuers on credit watch with negative implications. S&P stated that such credit watch would remain in place while it reviewed the exposure of such transactions to the risk that under certain circumstances the Pension Benefit Guarantee Corporation ("PBGC") could impose a lien on the assets underlying the transactions. The notes placed on credit watch included three outstanding series of our asset backed notes: (1) Series 2001-1, Class A-1 and Class A-2; (2) Series 2002-1, Class A-1 and Class A-2 and (3) Series 2002-2, Class A-1, Class A-2 and Class B (collectively, the "Asset Backed Notes").

          While we believe that the risk that the PBGC would impose the type of lien referenced by S&P on the assets supporting our Asset Backed Notes is de minimis, we have proposed to S&P certain modifications to the documentation for the Asset Backed Notes that would create, in favor of the indenture trustee for the Asset Backed Notes, a first priority perfected security interest in the assets underlying such Asset Backed Notes. On May 28, 2003, S&P advised us that if we implement our proposed modifications to S&P's satisfaction, S&P would remove the Asset Backed Notes from credit watch and affirm the current ratings of those Asset Backed Notes. As a result, we expect to implement the proposed modifications within the next thirty days.

          A security rating is not a recommendation to buy, sell or hold securities, such rating may be subject to revision or withdrawal at any time by the assigning rating organization and such rating should be evaluated independently of any other rating.

          Certain statements contained herein are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to our expectations, beliefs, intentions or strategies regarding the future. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will," "should," "could," and "would" and similar expressions.

          The forward-looking statements that we make reflect our current views and assumptions with respect to future events and are subject to known and unknown risks and uncertainties. Actual and future events could differ materially from those set forth in the above statements due to various factors, including changes in general economic and business conditions and the failure of third parties to execute our proposals on a timely basis. These factors are beyond our ability to control or predict. Given these uncertainties, you should not place undue reliance on the forward-looking statements. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2003

                                             CHESAPEAKE FUNDING LLC


                                             By: /s/ Joseph W. Weikel
                                                 ------------------------
                                                 Name:  Joseph W. Weikel
                                                 as Manager